UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (612) 304-6073

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements (the “Universal Proxy Rules”) and a periodic review of the Bylaws of Target Corporation (“Target”), the Board of Directors (the “Board”) of Target amended and restated Target’s Bylaws (the “Amended and Restated Bylaws”), effective immediately. The amendments effected by the Amended and Restated Bylaws:

•address the adoption of the Universal Proxy Rules, including to require certification of compliance with the Universal Proxy Rules, provide that a shareholder nomination will be deemed null and void if the nominating shareholder fails to comply with the Universal Proxy Rules, and address the color of proxy cards reserved for use by Target;
•make certain limited updates to the procedural mechanics for meetings of shareholders and specify the powers of the Board and the chair of a shareholder meeting to regulate conduct at a meeting and to adjourn a meeting;
•in accordance with Target’s corporate governance guidelines, require the Board to appoint a lead independent director if the chair of the Board is also the Chief Executive Officer of Target; and
•make various other conforming, technical, and non-substantive changes.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)                                 Exhibits.

3.2	Bylaws of Target Corporation (as amended and restated through January 11, 2023).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: January 12, 2023	By:	/s/ Don H. Liu
Name: Don H. Liu
Title: Executive Vice President and Chief Legal & Risk Officer